UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 5, 2020

MARTEN TRANSPORT, LTD.
(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

129 Marten Street Mondovi, Wisconsin	54755
(Address of principal executive offices)	(Zip Code)

(715) 926-4216
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
COMMON STOCK, PAR VALUE	MRTN	THE NASDAQ STOCK MARKET LLC
$.01 PER SHARE		(NASDAQ GLOBAL SELECT MARKET)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management.

Item 5.02     Departure of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2020, the Compensation Committee and the Board of Directors of Marten Transport, Ltd. (the “Company”) approved the termination of the Company’s Deferred Compensation Plan. The plan is an unfunded, nonqualified deferred compensation plan designed to allow board elected officers and other select members of management of the Company designated by the Company’s Compensation Committee to save for retirement on a tax-deferred basis. The termination is effective May 5, 2021.

On May 5, 2020, as part of the wind-down of the Deferred Compensation Plan, the Company’s Compensation Committee approved a revised form of performance unit award agreement to remove the mandatory requirement to defer a portion of the award under the Deferred Compensation Plan. The revised form of performance unit award agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07      Submission of Matters to a Vote of Security Holders.

Marten Transport, Ltd. held its 2020 Annual Meeting of Stockholders on May 5, 2020. The final results of the stockholder vote on the business brought before the meeting are as follows:

1.     To elect seven directors to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. Our stockholders duly elected all director nominees as follows:

	For	Withheld	Broker Non-Votes
Randolph L. Marten	50,473,896	916,131	1,801,379
Larry B. Hagness	45,539,752	5,850,275	1,801,379
Thomas J. Winkel	45,823,540	5,566,487	1,801,379
Jerry M. Bauer	48,767,349	2,622,678	1,801,379
Robert L. Demorest	47,360,464	4,029,563	1,801,379
Ronald R. Booth	50,149,586	1,240,441	1,801,379
Kathleen P. Iverson	50,944,477	445,550	1,801,379

2.     To consider and hold a vote on an advisory resolution to approve executive compensation. Our stockholders approved this proposal as follows:

For	Against	Abstain	Broker Non-Votes
51,016,813	215,641	157,573	1,801,379

3.     To consider a proposal to ratify the selection of Grant Thornton LLP as our independent public accountants for the year ending December 31, 2020. Our stockholders approved this proposal as follows:

For	Against	Abstain	Broker Non-Votes
53,045,184	45,185	101,037	0

4.     To transact other business if properly brought before the Annual Meeting or any adjournment thereof. Our stockholders voted on this proposal as follows:

For	Against	Abstain	Broker Non-Votes
17,893,879	32,788,321	707,827	1,801,379

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits.
Exhibit No.	Description

10.1	Form of Performance Unit Award Agreement for the 2015 Equity Incentive Plan (included herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTEN TRANSPORT, LTD.

Dated: May 11, 2020	By:	/s/ James J. Hinnendael
James J. Hinnendael
Its: Executive Vice President and
Chief Financial Officer

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